Semper Brentview Dividend Growth Equity Fund

Institutional Class    SEMBX

Supplement dated March 18, 2022, to the Prospectus dated June 1, 2021

Semper Capital Management, L.P., the Advisor to the Semper Brentview Dividend Growth Equity Fund (the “Fund”), has recommended, and the Board of Trustees of Advisors Series Trust has approved, the liquidation and termination of the Fund. This decision was made due to the Fund’s inability to obtain a level of assets necessary for it to be viable.

The liquidation is expected to occur after the close of business on April 28, 2022. Prior to the liquidation date, the Fund will be converted to cash and cash equivalents. Pending liquidation of the Fund, investors will continue to be able to reinvest dividends received in the Fund.

Effective immediately, the Fund will no longer accept purchases of new shares. Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus. Accounts not redeemed by April 28, 2022, will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the address of record.

If you hold your shares in an IRA account directly with U.S. Bank, N.A., you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status. You must notify the Fund or your financial advisor prior to April 28, 2022 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact the Fund at 1-855-736-7799 or your financial advisor if you have questions or need assistance.

Please retain this Supplement with the Prospectus
for future reference.